UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 2, 2020 (March 27, 2020)

DEAN FOODS COMPANY

(Exact Name of Registrant as Specified in its Charter)

____________________

Delaware	001-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 North Haskell Ave., Suite 3400 Dallas, TX 75204
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendments to DIP Credit Agreement and Receivables Securitization Facility

As previously reported, on November 14, 2019, the Company entered into the Senior Secured Superpriority Debtor-in-Possession Credit Agreement (as amended by the first amendment, dated as February 10, 2020, the “DIP Credit Agreement”), among the Company, as borrower, the lenders from time to time party thereto (the “DIP Lenders”) and Coöperatieve Rabobank U.A., New York Branch, as administrative agent and collateral agent for the DIP Lenders. On March 27, 2020, the Company entered into the second amendment to the DIP Credit Agreement (the “Second Amendment”) to modify certain of the milestone dates set forth in the DIP Credit Agreement, including modifying the deadline for an order to be entered approving the sale of the Company’s assets under Section 363 of Title 11 of the U.S. Code (other than a minority of certain bid assets) to April 10, 2020 (from May 20, 2020). On March 27, 2020, the Company also entered into an amendment (the “Securitization Amendment”) to the definitive agreement governing its receivables securitization facility (the “Securitization Facility”), whereby the financing providers under the Securitization Facility agreed to give effect to the Second Amendment for purposes of the Company’s compliance with the covenants under the Securitization Facility.

The foregoing descriptions are only a summary of the Second Amendment and the Securitization Amendment and are qualified in their entirety by reference to the full text of the Second Amendment and the Securitization Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement
10.2	Amendment No. 3 to Ninth Amended and Restated Receivables Purchase Agreement
104	Cover Page Interactive Data File included as Exhibit 101 (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020	DEAN FOODS COMPANY

	By:	/s/ Kristy N. Waterman
Kristy N. Waterman
Senior Vice President, General Counsel